UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 7, 2010

Burlington Northern Santa Fe, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11535	27-1754839
(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX	76131
(Address of Principal Executive Offices)	(Zip Code)
(800) 795-2673
(Registrant’s Telephone Number, Including Area Code)
(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     Burlington Northern Santa Fe, LLC (“BNSF”) entered into an underwriting agreement (the “Underwriting Agreement”) dated as of September 7, 2010, with Banc of America Securities LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which BNSF agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $250 million in aggregate principal amount of 3.60% Debentures due September 1, 2020, and $500 million in aggregate principal amount of 5.05% Debentures due March 1, 2041, as described in the prospectus supplement dated September 7, 2010, filed pursuant to BNSF’s shelf registration statement on Form S-3, Registration No. 333-166755.
     The debentures were issued under the Indenture dated as of December 1, 1995, the Fifth Supplemental Indenture dated as of February 11, 2010 and the Seventh Supplemental Indenture dated as of September 10, 2010, between BNSF and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as successor in interest to The First National Bank of Chicago, as trustee, and an officers’ certificate providing for the issuance of the debentures. The Underwriters delivered the debentures against payment on September 10, 2010.
     A copy of the Underwriting Agreement, Seventh Supplemental Indenture and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
     See Exhibit Index included herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE, LLC
Date: September 10, 2010	By:	/s/ Thomas N. Hund
		Name:	Thomas N. Hund
		Title:	Executive Vice President and Chief Financial Officer

BURLINGTON NORTHERN SANTA FE, LLC
INDEX OF EXHIBITS

Exhibit
Number	Description
1.1
Underwriting Agreement, dated September 7, 2010, among Burlington Northern Santa Fe, LLC and Banc of America Securities LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1
Seventh Supplemental Indenture, dated as of September 10, 2010, to Indenture dated as of December 1, 1995, between Burlington Northern Santa Fe, LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Certificate of Determination as to the terms of BNSF’s 3.60% Debentures due September 1, 2020 and 5.05% Debentures due March 1, 2041.
5.1	Opinion of Cravath, Swaine & Moore LLP, as to the validity of the securities being offered.
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).